FINANCING (INCOME) EXPENSES, NET (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Fair Value Adjustment of Warrants	$ 117,577	$ 35,188	$ 0
Adjustment of Warrants Granted for Services	34,272	23,233	0
Exchange rate differences and other finance costs	7,877	(484)	(78,779)
Financing (income) expenses, net	$ (75,428)	$ (12,439)	$ (78,779)